Exhibit 10.1

SECOND AMENDMENT TO COOPERATION AGREEMENT

This Second Amendment to Cooperation Agreement (this “Second Amendment”), dated and effective as of January 16, 2025 (the “Second Amendment Effective Date”), is entered into by and among Barington Companies Equity Partners, L.P., a Delaware limited partnership, Barington Capital Group, L.P., a Delaware limited partnership, Barington Companies Management, LLC, a Delaware limited liability company, and James A. Mitarotonda (each, a “Barington Party,” and together, the “Barington Parties”), and Hanesbrands Inc., a Maryland corporation (the “Company”).

WHEREAS, the Company and the Barington Parties are parties to a Cooperation Agreement dated November 16, 2023, and amended October 11, 2024, regarding the composition of the Board of Directors of the Company (the “Board”) and certain other matters (such agreement, as previously amended, the “Agreement”);

WHEREAS, the Company and the Barington Parties desire to further amend the Agreement as set forth herein; and

WHEREAS, Section 17 of the Agreement permits the amendment of the Agreement pursuant to a written agreement executed by the Company and the Barington Parties;

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Barington Parties and the Company agree as follows:

1. Amendments to the Agreement. Effective as of the Second Amendment Effective Date, the Agreement is hereby amended as follows:

(a) Section 3(h) of the Agreement shall be amended and restated in its entirety as follows:

Termination of Advisor Agreement. From and after March 31, 2025, the Advisor may, by providing written notice to the Company (the “Advisor Termination Notice”), terminate this Section 3, and upon receipt by the Company of the Advisor Termination Notice, all of the rights and obligations of the Advisor, the Principal, the Barington Parties, and the Company pursuant to this Section 3 (other than the Barington Parties’ confidentiality obligations pursuant to Section 3(f)), shall cease and be of no further force and effect.

(b) Section 7(i) of the Agreement shall be amended and restated in its entirety as follows:

(i) the term “Cooperation Period” means the period commencing on the Effective Date and ending on November 30, 2025;

(c) Section 12 of the Agreement shall be amended and restated in its entirety as follows:

Termination. This Agreement will terminate upon the earlier of (x) the occurrence of the Advisor Early Termination Date or (y) the expiration of the Cooperation Period. Upon such termination, this Agreement shall have no further force and effect. Notwithstanding the foregoing, Sections 3(f) and 7 to 18 shall survive termination of this Agreement, and no termination of this Agreement shall relieve any party of liability for any breach of this Agreement arising prior to such termination.

2. General Provisions.

(a) Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Agreement.

(b) Counterparts. This Second Amendment may be executed in one or more counterparts, including via electronic signature (which shall, for the avoidance of doubt, include via DocuSign or similar platform), each of which will be deemed to be an original copy of this Second Amendment.

(c) Continuing Effect. Except as amended by this Second Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by the duly authorized signatories of the parties, with effect as of the Second Amendment Effective Date.

BARINGTON CAPITAL GROUP, L.P.

By:	/s/ James Mitarotonda
LNA Capital Corp., its General Partner
James Mitarotonda, Chairman/CEO

BARINGTON COMPANIES EQUITY PARTNERS, L.P.

By:	/s/ James Mitarotonda
Barington Companies Investors, LLC, its General Partner
James Mitarotonda, Managing Member

BARINGTON COMPANIES MANAGEMENT, LLC

By:	/s/ James Mitarotonda
James Mitarotonda
Chairman/CEO

James A. Mitarotonda

By:	/s/ James Mitarotonda

* * * *

[Signature Page to Second Amendment to Cooperation Agreement]

HANESBRANDS INC.

By:	/s/ Stephen B. Bratspies
Name:	Stephen B. Bratspies
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Cooperation Agreement]